Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Michael Stirling-Aird, President of Baillie Gifford Institutional Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant, for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2026	/s/ Michael Stirling-Aird, President
Michael Stirling-Aird, President
(principal executive officer)

I, Lindsay Cockburn, Treasurer of Baillie Gifford Institutional Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant, for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2026	/s/Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)